Exhibit 10.1
CONTRIBUTION AGREEMENT
By and Among
PAA NATURAL GAS STORAGE, L.P.
PNGS GP LLC
PLAINS ALL AMERICAN PIPELINE, L.P.
PAA NATURAL GAS STORAGE, LLC
PAA/VULCAN GAS STORAGE, LLC
PLAINS MARKETING, L.P.
And
PLAINS MARKETING GP INC.
Dated as of                , 2010

CONTRIBUTION AGREEMENT
     This Contribution Agreement, dated as of                , 2010 (this “Agreement”), is by and among PAA Natural Gas Storage, L.P., a Delaware limited partnership (the “Partnership”), PNGS GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Plains All American Pipeline, L.P., a Delaware limited partnership (“PAA”), PAA Natural Gas Storage, LLC, a Delaware limited liability company (“PNGS”), PAA/Vulcan Gas Storage, LLC, a Delaware limited liability company (“PVGS”), Plains Marketing, L.P., a Texas limited partnership (“PMLP”), and Plains Marketing GP Inc., a Delaware corporation (“PMGP”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.
RECITALS
     WHEREAS, PAA formed the General Partner under the terms of the Delaware Limited Liability Company Act and contributed $1,000 in exchange for all of the member interests in the General Partner (the “Initial PNGS GP Interest”).
     WHEREAS, the General Partner and PAA formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the primary purpose of having the Partnership own, operate and grow the natural gas storage business that PAA acquired in 2005 and has continuously operated since that time (the “Gas Storage Business”).
     WHEREAS, in connection with the formation of the Partnership, the General Partner and PAA contributed $20 and $980, respectively (the “Initial Contributions”), in exchange for a 2.0% general partner interest (the “Initial GP Interest”) and a 98.0% limited partner interest (the “Initial LP Interest”), respectively, in the Partnership.
     WHEREAS, as contemplated by that certain Registration Statement on Form S-1 (Registration No. 333-164492) filed by the Partnership with the Securities and Exchange Commission (the “Commission”) to register the public offering and sale of the limited partner interests in the Partnership (as amended, the “Registration Statement”), PAA intends to cause various transactions to occur at or prior to the closing of such offering, including the contribution of the equity interest in the entities that own the Gas Storage Business to the Partnership.
     WHEREAS, the Parties desire to enter into this Agreement for the purpose of effecting such transactions.
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     The terms set forth below in this Article I shall have the meanings ascribed to them below:

     “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
     “Credit Agreement” has the meaning assigned to such term in the Partnership Agreement.
     “Deferred Issuance and Distribution” has the meaning assigned to such term in the Partnership Agreement.
     “Effective Time” has the meaning assigned to such term in Section 2.6.
     “Excess Intercompany Debt” means $           of the Intercompany Debt.
     “GP Contribution Interest” means an undivided 2% interest in and to PVGS’ 100% equity ownership interest in PNGS.
     “Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.
     “Initial Offering” has the meaning assigned to such term in the Partnership Agreement.
     “Intercompany Debt” means the indebtedness owed by PNGS to PAA pursuant to that certain note payable dated [September 3], 2009, the outstanding amount of which is $           as of the date hereof.
     “Net IPO Proceeds” means the gross amount of proceeds from the Initial Offering less an amount equal to the sum of (i) the transaction expenses of the Initial Offering of $2,000,000 and (ii) the Underwriter’s spread of 6.125% of the gross proceeds from the Initial Offering.
     “Over-Allotment Option” has the meaning assigned to such term in the Partnership Agreement.
     “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of                , 2010.
     “Partnership Contribution Interest” means all of PVGS’ equity interest in PNGS except for the GP Contribution Interest.
     “Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-164492), as amended and effective at the Effective Time.
     “Series A Subordinated Units” has the meaning assigned to such term in the Partnership Agreement.
     “Series B Subordinated Units” has the meaning assigned to such term in the Partnership Agreement.
     “Underwriters” means those underwriters listed in the Underwriting Agreement.

     “Underwriting Agreement” means that certain Underwriting Agreement between Barclays Capital Inc. and UBS Securities LLC,, as representatives of the Underwriters, the General Partner, the Partnership, PAA and the other parties thereto, dated as of                , 2010.
ARTICLE II
CERTAIN CONTRIBUTIONS AND OTHER TRANSACTIONS
     Section 2.1 Contribution of a 50% Interest in the Excess Intercompany Debt by PAA to PMLP. Effective as of 12:01 a.m. Central Standard Time on the date hereof, PAA hereby contributes, conveys, assigns and transfers to PMLP a 50% interest in the Excess Intercompany Debt (0.001% of such 50% interest is hereby deemed to have been contributed by PAA to PMGP and then by PMGP to PMLP).
     Section 2.2 Contribution of a 50% Interest in the Excess Intercompany Debt by each of PAA and PMLP to PVGS. Effective immediately following the consummation of the transaction described in Section 2.1, PAA and PMLP each hereby contribute, convey, assign and transfer to PVGS a 50% interest in the Excess Intercompany Debt.
     Section 2.3 Contribution of the Excess Intercompany Debt by PVGS to PNGS. Effective immediately following the consummation of the transaction described in Section 2.2, PVGS hereby contributes, conveys, assigns and transfers to PNGS the Excess Intercompany Debt, thereby extinguishing the Excess Intercompany Debt.
     Section 2.4 Contribution of the GP Contribution Interest by PVGS to the General Partner. Effective immediately following the consummation of the transaction described in Section 2.3, PVGS hereby contributes, conveys, assigns and transfers to the General Partner the GP Contribution Interest in exchange for a membership interest in the General Partner (the “PNGS GP Interest”).
     Section 2.5 Redemption of the Initial PNGS GP Interest. Effective simultaneously with the consummation of the transaction described in Section 2.4, the General Partner hereby redeems the Initial PNGS GP Interest in exchange for the repayment to PAA of the $1,000 contribution made by PAA to the General Partner in connection with the formation of the General Partner, along with any interest or other profit that may have resulted from the investment or other use of such contribution.
     Section 2.6 Contribution of the GP Contribution Interest by the General Partner to the Partnership. Effective simultaneously with the initial sale of Common Units by the Partnership to the Underwriters on the “Initial Delivery Date” under the Underwriting Agreement (the “Effective Time”), the General Partner hereby contributes, conveys, assigns and transfers the GP Contribution Interest to the Partnership, as a capital contribution, in exchange for (a) a continuation of its 2.0% general partner interest in the Partnership, (b) the issuance of the Incentive Distribution Rights and (c) the return of its Initial Contribution, along with any interest or other profit that may have resulted from the investment or other use of such Initial Contribution.
     Section 2.7 Contribution of the Partnership Contribution Interest by PVGS to the Partnership. Effective as of the Effective Time, PVGS hereby contributes, conveys, assigns and transfers the Partnership Contribution Interest to the Partnership, as a capital contribution, in exchange for (a) 20,084,529 Common Units, (b) 13,934,351 Series A Subordinated Units, (c) 11,500,00 Series B Subordinated Units, and (d) the right to receive the Deferred Issuance and Distribution (collectively, the “MLP LP Interests”).
     Section 2.8 Redemption of the Initial LP Interest. Effective as of the Effective Time, the Partnership hereby redeems the Initial LP Interest in exchange for the repayment to PAA of the Initial Contribution made by PAA to the Partnership in connection with the formation of the Partnership, along with any interest or other profit that resulted from the investment or other use of such Initial Contribution.
     Section 2.9 Assumption of the Intercompany Debt by the Partnership. Effective immediately following the Effective Time, the Partnership hereby assumes the Intercompany Debt obligation (as reduced by virtue of the transaction consummated pursuant to Section 2.3).
     Section 2.10 Contribution of Proceeds from the Partnership to PAA and Retirement of the Intercompany Debt. Effective immediately following consummation of the transaction described in Section 2.9 and in full and complete satisfaction of the Intercompany Debt, the Partnership shall pay PAA an amount equal to $          , which amount represents the sum of (i) the Partnership’s initial draw under the Credit Agreement in the amount of $           and (ii) the Net IPO Proceeds.
     Section 2.11 Distribution of the MLP LP Interests and PNGS GP Interest by PVGS. Effective immediately following consummation of the transaction described in Section 2.9, PVGS hereby distributes the MLP LP Interests and the PNGS GP Interest to PMLP and PAA in accordance with their respective percentage interests in PVGS.
     Section 2.12 Distribution of the MLP LP Interests and PNGS GP Interest by PMLP. Effective immediately following consummation of the transaction described in Section 2.11, PMLP hereby distributes the MLP LP Interests and the PNGS GP Interest owned by it to PAA and PMGP in accordance with their respective percentage interests in PMLP.
     Section 2.13 Distribution of the MLP LP Interests and PNGS GP Interest by PMGP. Effective immediately following consummation of the transaction described in Section 2.12, PMGP hereby distributes the MLP LP Interests and the PNGS GP Interest owned by it to PAA.
ARTICLE III
FURTHER ASSURANCES
     From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional assignments, conveyances, instruments, notices and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Order of Completion of Transactions. The transactions provided for in Article II of this Agreement shall be completed in the order and at the times set forth in Article II.
     Section 4.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     Section 4.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     Section 4.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     Section 4.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
     Section 4.6 Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Texas. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Houston, Texas.
     Section 4.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     Section 4.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
     Section 4.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the specific transactions effected pursuant to this Agreement and such instruments.
     Section 4.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

PAA NATURAL GAS STOAGE, L.P. By: PNGS GP LLC, its general partner
By:
Name:
Title:

PNGS GP LLC
By:
Name:
Title:

PLAINS ALL AMERICAN PIEPLINE, L.P. By: PAA GP LLC, its general partner By: Plains AAP, L.P., its sole member By: Plains All American GP LLC, its general partner
By:
Name:
Title:

PAA NATURAL GAS STORAGE, LLC
By:
Name:
Title:

Signature Page to Contribution Agreement

PAA/VULCAN GAS STORAGE, LLC
By:
Name:
Title:

PLAINS MARKETING, L.P. By: Plains Marketing GP Inc., its general partner
By:
Name:
Title:

PLAINS MARKETING GP INC.
By:
Name:
Title:

Signature Page to Contribution Agreement